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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 21, 2005
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                               F.N.B. CORPORATION
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             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


             001-31940                               25-1255406
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     (Commission File Number)             (IRS Employer Identification No.)


         One F.N.B. Boulevard, Hermitage, PA                      16148
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      (Address of Principal Executive Offices)                  (Zip Code)


                                 (724) 981-6000
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 21, 2005, the Registrant announced financial results for the quarter ended March 31, 2005. A copy of the press release announcing the Registrant's results for the quarter ended March 31, 2005, is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1 Press release dated April 21, 2005 announcing the financial results of F.N.B. Corporation for the quarter ended March 31, 2005.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       F.N.B. CORPORATION
                                       (Registrant)


                                       By:    /s/Brian F. Lilly
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                                       Name:  Brian F. Lilly
                                       Title: Chief Financial Officer
                                              (Principal Financial Officer)


Dated: April 21, 2005